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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  June 1, 2004

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

               0-22141                               38-2606945
       (Commission File Number)       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
              (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 1, 2004, Covansys Corporation issued a press release announcing that it has requested an oral hearing to appeal a Nasdaq Staff delisting determination resulting from the Company's delay in filing its Form 10-Q for the period ended March 31, 2004 with Nasdaq as required by Marketplace Rule 4310(c)(14). In accordance with Marketplace Rule 4820(a), Covansys' request automatically stays the delisting action and thereby permits continued trading of its securities on the Nasdaq Stock Market, pending a decision by the Nasdaq Listing Qualifications Panel. A copy of the press release is attached as
Exhibit 99.1 to this current report.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                             Covansys Corporation

Dated: June 2, 2004

                                             By: /s/ Thomas E. Lindsey
                                             Vice President, Controller and
                                             Chief Accounting Officer
                                             (Principal Accounting Officer)
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                                 EXHIBIT INDEX



        EXHIBIT NO.                    DESCRIPTION
        99.1                Press Release Dated June 1, 2004